SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : January 12, 2001

                           Commission File No. 0-21955



                                 M&A WEST, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                                        84-1356427
--------------------------------               ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                       1519 Edgewood, Liberty, Texas 77575
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (936) 336-6700
                         ------------------------------
                            (Issuer telephone number)

Item 5.     Other Events.

      On January 5, 2001, Scott Kelly resigned as the company's chairman and chief executive officer and Patrick R. Greene was elected as the company's chairman and interim chief executive officer. Mr. Greene, 57, is involved with several Internet companies and has practiced as a certified public accountant. On January 11, 2001, Sal Censoprano resigned as the company's director, chief financial officer and secretary. The company's new corporate offices will be located at 1519 Edgewood, Liberty, Texas 77575 and its new telephone number is
(936) 336-6700. Scott Kelly and Sal Censoprano will no longer serve on the company's board of directors.

                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                         M&A WEST, INC.

     January 12, 2001
                                          /s/ Patrick R. Greene
                                          ------------------------------------
                                          Patrick R. Greene
                                          Chairman and Chief Executive Officer